SCHEDULE 14C
(RULE 14C-101)
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SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _______)

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Optimum Fund Trust

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OPTIMUM FUND TRUST
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

JOINT INFORMATION STATEMENT

This Joint Information Statement is being furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of Optimum Fund Trust (the “Trust”) to inform shareholders of the funds listed above (each a “Fund” and together, the “Funds”) about recent changes related to the Funds’ sub-advisory arrangement.  The changes were approved by the Board on the recommendation of the Funds’ investment manager, Delaware Management Company ("DMC" or the “Manager”), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”).  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Notice of Internet Availability of Joint Information Statement relating to this Joint Information Statement (“Notice”) was mailed beginning on or about December 8, 2025 to shareholders of record of each Fund as of December 3, 2025 (the “Record Date”).  The Joint Information Statement is available on the Funds’ website at optimummutualfunds.com/literature on or about December 8, 2025 until at least May 8, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary, or by calling each Fund’s service agent toll free at 800 914-0278.

INTRODUCTION

The Manager is the investment manager for each of the Funds. Pursuant to “manager of managers” authority, the Manager, subject to approval by the Board, is permitted to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreements without shareholder approval. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment advisor or sub-advisor of the fund. In order to use the “manager of managers” authority discussed above, the Manager, the Trust, and certain affiliates requested and received an exemptive order from the SEC on January 17, 2017 (the “SEC Order”).  The SEC Order exempts the Manager, the Trust and other affiliates from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new sub-advisors and approve new sub-advisory agreements on behalf of the Trust without shareholder approval.  The Manager has ultimate responsibility (subject to oversight by the Board) to supervise the sub-advisors and recommend the hiring, termination, and replacement of the sub-advisors to the Board.

Consistent with the terms of the SEC Order, at a meeting held on June 18, 2025  (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust or of the Manager (the “Independent Trustees”) approved new sub-advisory agreements (each, a “New Sub-Advisory Agreement” and together, the "New Sub-Advisory Agreements") between the Manager and American Century Investment Management, Inc. (“American Century”), Los Angeles Capital Management, LLC (“LA Capital”), Massachusetts Financial Services Company (“MFS”), Great Lakes Advisors, LLC (“Great Lakes”), Principal Global Investors, LLC

(“Principal”), Peregrine Capital Management, LLC (“Peregrine”), LSV Asset Management (“LSV”), Wellington Management Company LLP (“Wellington”), Baillie Gifford Overseas Limited (“Baillie Gifford”), Acadian Asset Management LLC (“Acadian”) Delaware Management Company (“DMC”), and Pacific Investment Management Company (“PIMCO”) (together the “Sub-Advisors”), under which the Sub-Advisors would continue to serve as sub-advisors to the Funds. The Sub-Advisory Agreements became necessary due to Nomura’s acquisition (the “Transaction”) of the U.S. and European public asset management business of Macquarie Group Ltd. (“Macquarie”), which included the Manager. Under the 1940 Act, the closing of the Transaction resulted in the automatic termination of the Manager’s existing advisory agreement with the Trust and the Sub-Advisors’ existing sub-advisory agreements with the Manager and the Funds.

The Trust and the Manager have agreed to comply with certain conditions when acting in reliance on the relief granted in the SEC Order. These conditions require, among other things, that within ninety (90) days of hiring a new sub-advisor, the affected fund will notify the shareholders of the fund of the changes. The Notice provides such notice of the changes and this Joint Information Statement presents additional details regarding the Sub-Advisors and their respective Sub-Advisory Agreements.

THE INVESTMENT MANAGER

The Manager is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and is a series of Nomura Investment Management Business Trust, which is an indirect subsidiary of Nomura Asset Management International Inc., which in turn is an indirect subsidiary, and subject to the ultimate control, of Nomura Holdings, Inc. (“Nomura”).  The Manager is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended.

The Manager provides investment advisory services to the Funds pursuant to a new investment management agreement dated December 1, 2025 between the Trust and the Manager (the “New Investment Advisory Agreement”).  The New Investment Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting held on June 18, 2025 and by Fund shareholders on November 25, 2025. The New Investment Advisory Agreements became effective on December 1, 2025, which was the effective date of the closing of Transaction. The Trust employs the Manager to generally manage the investment and reinvestment of the assets of the Funds.  In so doing, the Manager may hire one or more sub-advisors to carry out the investment program of the Funds, subject to the approval of the Board. The Manager continuously reviews and supervises the investment program of the Funds. The Manager furnishes regular reports to the Board regarding the investment program and performance of the Funds.

Pursuant to the New Investment Advisory Agreement, the Manager has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors, to manage the investment operations and composition of the Funds, and to render investment advice for the Funds, including the purchase, retention, and disposition of investments, securities, and cash held by the Funds. The New Investment Advisory Agreement obligates the Manager to implement decisions with respect to the allocation or reallocation of the Funds’ respective assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the Funds’ investment objective(s), policies, and restrictions. Under the New Investment Advisory Agreement, the Trust will bear the expenses of conducting their business. In addition, the Manager pays the salaries of all officers and Trustees of the Trust who are officers, directors, or employees of the Manager or its affiliates.

As compensation for the services rendered under the New Investment Advisory Agreement, the Funds pay the Manager an annual management fee as a percentage of average daily net assets as described in Exhibit A. During the last fiscal year, the Funds paid investment management fees, after any applicable waivers, to the Manager as described in Exhibit B.

As compensation for the services rendered under the Sub-Advisory Agreements, the Manager pays the Sub-Advisors fees as a percentage of the Funds’ average daily net assets as described in Exhibit C.

The name and principal occupation of each executive officer of the Manager is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Chief Executive Officer
Michael F. Capuzzi	Senior Vice President/U.S. Chief Operating Officer/Managing Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Managing Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Managing Director
Marty Wolin	Senior Vice President/Chief Compliance Officer/Anti-Money Laundering Officer/Managing Director

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

American Century, headquartered at 4500 Main Street, Kansas City, MO, 64111 was approved by the Board to continue to serve as a sub-advisor to the Optimum Large Cap Growth Fund at the Meeting. American Century is registered as an investment advisor with the SEC. As of September 30, 2025, American Century’s total assets under management were approximately $298 billion.  The effective date for American Century’s New Sub-Advisory Agreement is December 1, 2025.

American Century is an affiliate of Nomura and indirectly the Manager. American Century discharges its responsibilities subject to the oversight and supervision of the Manager. American Century is compensated out of the fees that the Manager receives from the Optimum Large Cap Growth Fund. There will be no increase in the advisory fees paid by the Optimum Large Cap Growth Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to American Century depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Large Cap Growth Fund’s assets allocated to American Century by the Manager. In accordance with procedures adopted by the Board, American Century may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

American Century serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Large Cap Growth Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Management Fee Rate (as a percentage of daily net assets)
Proprietary 1940 Act Fund	Management Fee: 0.92% Investor, A, C and R Class 0.72% I and R5 Class 0.57% Y, R6 and G Class
Sub-advised 1940 Act Fund 1	Management Fee of Fund: 0.60%
Sub-advised 1940 Act Fund 2	Management Fee of Fund: 0.62%

The names and principal occupations of the principal executive officers and/or directors of American Century are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with American Century, is 4500 Main Street, Kansas City, MO, 64111:

Name	Title with American Century
Victor Zhang	President, Chief Executive Officer, Chief Investment Officer and Director
Patrick Bannigan	Chief Financial Officer, Chief Accounting Officer, Treasurer, Controller, Director
Cleo Chang	Senior Vice President and Director
John Pak	Senior Vice President and General Counsel
Amy Shelton	Chief Compliance Officer

LOS ANGELES CAPITAL MANAGEMENT, LLC

LA Capital, headquartered at 11150 Santa Monica Blvd, Suite 200, Los Angeles, CA 90025 was approved by the Board to continue to serve as a sub-advisor to the Optimum Large Cap Growth Fund at the Meeting. LA Capital is registered as an investment advisor with the SEC. As of September 30, 2025, LA Capital’s total assets under management were approximately $37.3 billion.  The effective date for LA Capital’s New Sub-Advisory Agreement is December 1, 2025.

LA Capital is not affiliated with the Manager, and LA Capital discharges its responsibilities subject to the oversight and supervision of the Manager. LA Capital is compensated out of the fees that the Manager receives from the Optimum Large Cap Growth Fund. There will be no increase in the advisory fees paid by the Optimum Large Cap Growth Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to LA Capital depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Large Cap Growth Fund’s assets allocated to LA Capital by the Manager. In accordance with procedures adopted by the Board, LA Capital may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

LA Capital serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Large Cap Growth Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Effective Advisory Fee Rate (as a percentage of daily net assets)
Sub-Advised 1940 Act Fund #1
If assets are at least $1.5 billion, 0.145% on all assets
If assets are below $1.5 billion,
0.30% on first $100 million
0.20% on next $300 million
0.15% on next $600 million
0.125% on next $500 million

Sub-Advised 1940 Act Fund #2	0.27% on first $25 million 0.20% on next $175 million 0.16% over $200 million
Sub-Advised 1940 Act Fund #3	0.30% on first $200 million 0.20% on any amount over $200 million

The names and principal occupations of the principal executive officers and/or directors of LA Capital are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with LA Capital, is 11150 Santa Monica Blvd, Suite 200, Los Angeles, CA 90025:

Name	Title with LA Capital
Tom Stevens	Chairman
Hal Reynolds	Vice Chairman
Dan Allen	CEO and President
Jennifer Reynolds	Chief Compliance Officer
Edward Rackham	Chief Investment Officer
Stuart Matsuda	Chief Trading Officer

MASSACHUSETTS FINANCIAL SERVICES COMPANY

MFS, headquartered at 111 Huntington Avenue, Boston, MA 02199 was approved by the Board to serve as a sub-advisor to the Optimum Large Cap Value Fund at the Meeting. MFS is registered as an investment advisor with the SEC. As of September 30, 2025, MFS’s total assets under management were approximately $657.8 million.  The effective date for MFS’s New Sub-Advisory Agreement is December 1, 2025.

MFS is not affiliated with the Manager, and MFS discharges its responsibilities subject to the oversight and supervision of the Manager. MFS is compensated out of the fees that the Manager receives from the Optimum Large Cap Value Fund. There will be no increase in the advisory fees paid by the Optimum Large Cap Value Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to MFS depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Large Cap Value Fund’s assets allocated to MFS by the Manager. In accordance with procedures adopted by the Board, MFS may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

MFS serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Large Cap Value Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Effective Advisory Fee Rate (as a percentage of daily net assets)
Advised 1940 Act Fund #1
0.60% on first $7.5 billion
0.53% on next $2.5 billion
0.50% on next $10 billion
0.45% on next $5 billion
0.42% on next $5 billion
0.40% on next $5 billion
0.38% on next $5 billion
0.36% on next $5 billion
0.35% on next $5 billion
0.34% on next $10 billion
0.33% on next $10 billion
0.32% over $70 billion

Advised 1940 Act Fund #2	0.75% on first $1 billion 0.65% on next $1.5 billion 0.60% over $2.5 billion

Sub-advised 1940 Act Fund #1	0.35% on first $100 million 0.30% on next $400 million 0.275% on next $1 billion 0.20% over $1.5 billion
Sub-advised 1940 Act Fund #2	0.30% on first $500 million 0.25% on next $500 million 0.225% on next $500 million 0.20% on next $1.5 billion 0.175% over $3 billion
Sub-advised 1940 Act Fund #3	0.40% on first $300 million 0.375% on next $300 million 0.35% over $600 million
Sub-advised 1940 Act Fund #4	0.30% on first $500 million 0.25% on next $500 million 0.225% on the next $500 million 0.20% on next $1.5 billion 0.175% over $3 billion
Sub-advised 1940 Act Fund #5	0.35% on first $100 million 0.325% on next $150 million 0.30% over $250 million

The names and principal occupations of the principal executive officers and/or directors of MFS are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with MFS, is 111 Huntington Avenue, Boston, MA 02199:

Name	Title with MFS
Carol W. Geremia	Director, President and Co-Head of Global Distribution
Edward M. Maloney	Director and Chief Executive Officer
Michael W. Roberge	Director, Chairman of the Board and Chair
Timothy Deacon	Director
Melissa J. Kennedy	Director
Kevin D. Strain	Director
John M. Corcoran	Executive Vice President and Chief Financial Officer
Heidi W. Hardin	Executive Vice President, General Counsel and Secretary
Rosa Licea-Mailloux	Chief Compliance Officer

GREAT LAKES ADVISORS, LLC

Great Lakes, headquartered at 231 S. LaSalle St, 4th Floor, Chicago, IL 60604 was approved by the Board to serve as a sub-advisor to the Optimum Large Cap Value Fund at the Meeting. Great Lakes is registered as an investment advisor with the SEC. As of September 30, 2025, Great Lakes’ total assets under management were approximately $ 19.3 billion.  The effective date for Great Lakes’ New Sub-Advisory Agreement is December 1, 2025.

Great Lakes is not affiliated with the Manager, and Great Lakes discharges its responsibilities subject to the oversight and supervision of the Manager. Great Lakes is compensated out of the fees that the Manager receives from the Optimum Large Cap Value Fund. There will be no increase in the advisory fees paid by the Optimum Large Cap Value Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to Great Lakes depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Large Cap Value Fund’s assets allocated to Great Lakes by the Manager. In accordance with procedures adopted by the Board, Great Lakes may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

Great Lakes serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Large Cap Value Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Effective Advisory Fee Rate (as a percentage of daily net assets)
Sub-Advised 1940 Act Fund #1	0.144% of the first billion 0.13% over $1 billion to $3 billion 0.12% over $3 billion
Sub-Advised 1940 Act Fund #2	0.144% of the first billion 0.13% over $1 billion to $3 billion 0.12% over $3 billion
Sub-Advised 1940 Act Fund #3	0.35% on $0 – 100 million 0.30% on $100 - $250 million 0.25% on $250 - $500 million 0.225% on $500 – $750 million 0.20% on $750 million+ 0.175% on $1billion+
Sub-Advised 1940 Act Fund #4	Flat rate 27 bps

The names and principal occupations of the principal executive officers and/or directors of Great Lakes are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Great Lakes, is 231 S. LaSalle St, 4th Floor, Chicago, IL 60604:

Name	Title with Great Lakes
Tom Zidar	Chairman, Great Lakes Advisors
Tom Kiley	Chief Executive Officer (Chair)
Jason Turner	Chief Investment Strategist, Head of Multi-Asset Strategy
Jon Quigley	Chief Investment Officer, Disciplined Equity
Patrick Morrissey	Chief Investment Officer, Fixed Income
Elliott Silver	Chief Compliance Officer
Jeff Agne	Managing Director, Fundamental Equity
Ray Wicklander	Managing Director, Fundamental Equity and MAS
Walker Anglin	Managing Director, Operations
Sarah Caruso	Managing Director (Secretary), Office Administration

PRINCIPAL GLOBAL INVESTORS, LLC

Principal, headquartered at 801 Grand Avenue, Des Moines, Iowa, 50392 was approved by the Board to serve as a sub-advisor to the Optimum Small-Mid Cap Growth Fund at the Meeting. Principal is registered as an investment advisor with the SEC. As of September 30, 2025, Principal’s total assets under management were approximately $ 601.5 billion.  The effective date for Principal’s New Sub-Advisory Agreement is December 1, 2025

Principal is not affiliated with the Manager, and Principal discharges its responsibilities subject to the oversight and supervision of the Manager. Principal is compensated out of the fees that the Manager receives from the Optimum Small-Mid Cap Growth Fund. There will be no increase in the advisory fees paid by the Optimum Small-Mid Cap Growth Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to Principal depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Small-Mid Cap Growth Fund’s assets allocated to Principal by the Manager. In accordance with procedures adopted by the Board, Principal may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

Principal does not serve as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Small-Mid Cap Growth Fund.

The names and principal occupations of the principal executive officers and/or directors of Principal are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Principal, is 801 Grand Avenue, Des Moines, Iowa, 50392:

Name	Title with Principal
Kamal Bhatia	President & CEO - PrinAM
Ellen Shumway	Sr. Executive Director – Global Product & Marketing
Tim Hill	Sr. Executive Director – U.S. & Europe
Thomas Cheong	Executive Vice President – Asia Pacific & ME Region
Pablo Sprenger	Executive Vice President & President – Latin America Region
Todd Everett	Executive Managing Director & Global Head of Private Markets
Todd Jablonski	Executive Managing Director & Global Head of Multi Asset and Quant, CIO
George Maris	Executive Managing Director - CIO & Global Head of Equities
Michael Goosay	Executive Managing Director – CIO & Global Head of Fixed Income
Brant Wong	Executive Managing Director – Retirement Solutions
John Egan	Vice President & CFO – Finance
Jill Hittner	Executive Director & CFO - Finance
Barbara Wenig	Executive Managing Director – Chief Business Officer
Justin Lange	Vice President & Chief Compliance Officer, PrinAm
Dana Woodward	Vice President – Human Resources
George Djurasovic	Vice President & General Counsel
Steve Lempa	Vice President & Chief Risk Officer, PrinAm

PEREGRINE CAPITAL MANAGEMENT, LLC

Peregrine, headquartered at 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402 was approved by the Board to serve as a sub-advisor to the Optimum Small-Mid Cap Growth Fund at the Meeting. Peregrine is registered as an investment advisor with the SEC. As of September 30, 2025,

Peregrine’s total assets under management were approximately $4.46 billion.  The effective date for Peregrine’s New Sub-Advisory Agreement is December 1, 2025.

Peregrine is not affiliated with the Manager, and Peregrine discharges its responsibilities subject to the oversight and supervision of the Manager. Peregrine is compensated out of the fees that the Manager receives from the Optimum Small-Mid Cap Growth Fund. There will be no increase in the advisory fees paid by the Optimum Small-Mid Cap Growth Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to Peregrine depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Small-Mid Cap Growth Fund’s assets allocated to Peregrine by the Manager. In accordance with procedures adopted by the Board, Peregrine may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

Peregrine serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Small-Mid Cap Growth Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Effective Advisory Fee Rate (as a percentage of daily net assets)
Sub-Advised 1940 Act Fund #1	0.38% flat fee
Sub-Advised 1940 Act Fund #2	0.50% on first $200 million 0.45% over $200 million

The names and principal occupations of the principal executive officers and/or directors of Peregrine are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Peregrine, is 800 LaSalle Avenue, Suite 1750, Minneapolis, MN 55402:

Name	Title with Peregrine
Stefanie Adams	Director of Client Service & Marketing
Jason Ballsrud	Portfolio Manager
Tasso Coin	Portfolio Manager
Robert Mersky	Founder
Gary Nussbaum	Portfolio Manager
Douglas Pugh	Portfolio Manager
Samuel Smith,	Portfolio Manager
Paul von Kuster	Portfolio Manager

LSV ASSET MANAGEMENT

LSV, headquartered at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606 was approved by the Board to serve as a sub-advisor to the Optimum Small-Mid Cap Value Fund at the Meeting. LSV is registered as an investment advisor with the SEC. As of September 30, 2025, LSV’s total assets under management were approximately $101.3 billion.  The effective date for LSV’s New Sub-Advisory Agreement is December 1, 2025.

LSV is not affiliated with the Manager, and LSV discharges its responsibilities subject to the oversight and supervision of the Manager. LSV is compensated out of the fees that the Manager receives from the Optimum Small-Mid Cap Value Fund. There will be no increase in the advisory fees paid by the Optimum Small-Mid Cap Value Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to LSV depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Small-Mid Cap Value Fund’s assets allocated to LSV by the Manager. In accordance with procedures adopted by the Board, LSV may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

LSV serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Small-Mid Cap Value Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Effective Advisory Fee Rate (as a percentage of daily net assets)
Sub-Advised 1940 Act Fund #1	0.45% flat fee
Sub-Advised 1940 Act Fund #2
0.60% on first $50 million
0.50% over $50 million to $100 million
0.45% on next assets over $100 million up to $2.5 billion
If Aggregated Assets exceed $2.5 billion, up to $3 billion, then the fee schedule resets to a flat fee of 0.425% for all Aggregated Assets in the US Small/Mid Cap Value strategy.
If Aggregated Assets exceed $3 billion, then the fee schedule resets to a flat fee of 0.40% for all Aggregated Assets in the US Small/Mid Cap Value strategy.

The names and principal occupations of the principal executive officers and/or directors of LSV are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with LSV, is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606:

Name	Title with LSV
Josef Lakonishok	Chief Executive Officer, Chief Investment Officer and Portfolio Manager
Kevin Phelan	Chief Operating Officer
Josh O’Donnell	Chief Legal, Compliance and Risk Officer
Bala Ragothaman	Chief Technology Officer

WELLINGTON MANAGEMENT COMPANY LLP

Wellington, headquartered at 280 Congress Street, Boston, MA 02210 was approved by the Board to serve as a sub-advisor to the Optimum Small-Mid Cap Value Fund at the Meeting. Wellington is registered as an investment advisor with the SEC. As of September 30, 2025, Wellington’s total assets under management were approximately $1.327 billion.  The effective date for Wellington’s New Sub-Advisory Agreement is December 1, 2025.

Wellington is not affiliated with the Manager, and Wellington discharges its responsibilities subject to the oversight and supervision of the Manager. Wellington is compensated out of the fees that the Manager receives from the Optimum Small-Mid Cap Value Fund. There will be no increase in the advisory fees paid by the Optimum Small-Mid Cap Value Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to Wellington depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Small-Mid Cap Value Fund’s assets allocated to Wellington by the Manager. In accordance with procedures adopted by the Board,

Wellington may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

Wellington does not serve as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Small-Mid Cap Value Fund.

The names and principal occupations of the principal executive officers and/or directors of Wellington are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Wellington, is 280 Congress Street, Boston, MA 02210:

Name	Title with Wellington
Jean M. Hynes	Chief Executive Officer, Wellington Management Company, LLP
Stephen Klar	President, Wellington Management Company, LLP
Laura A. Coyne	Managing Director, Counsel and Head of Americas, Wellington Management Company, LLP
Erin K. Murphy	Senior Managing Director and Chief Financial Officer, Wellington Management Company, LLP
Ihsan K. Speede	Senior Managing Director and Chief Compliance Officer, Americas and Head of Global Funds Compliance, Wellington Management Company, LLP

BAILLIE GIFFORD OVERSEAS LIMITED

Baillie Gifford, headquartered at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, UK was approved by the Board to serve as a sub-advisor to the Optimum International Fund at the Meeting. Baillie Gifford is registered as an investment advisor with the SEC. As of September 30, 2025, Baillie Gifford’s total assets under management were approximately  $286.93 billion .  The effective date for Baillie Gifford’s New Sub-Advisory Agreement is December 1, 2025.

Baillie Gifford is not affiliated with the Manager, and Baillie Gifford discharges its responsibilities subject to the oversight and supervision of the Manager. Baillie Gifford is compensated out of the fees that the Manager receives from the Optimum International Fund. There will be no increase in the advisory fees paid by the Optimum International Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to Baillie Gifford depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum International Fund’s assets allocated to Baillie Gifford by the Manager. In accordance with procedures adopted by the Board, Baillie Gifford may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

Baillie Gifford serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum International Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Effective Advisory Fee Rate (as a percentage of daily net assets)
Sub-Advised 1940 Act Fund #1	0.39% on first $585 million 0.30% on next $415 million 0.25% on next $2.5 billion 0.225% over $3.5 billion
Sub-Advised 1940 Act Fund #2	0.39% on first $585 million 0.30% on next $415 million

0.25% on next $2.5billion 0.22.5% over $3.5 billion
Sub-Advised 1940 Act Fund #3	0.60% on first $25m 0.50% on next $75m 0.40% on next $300m 0.30% on next $600m 0.25% on next $2500m 0.225% thereafter

The names and principal occupations of the principal executive officers and/or directors of Baillie Gifford are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Baillie Gifford, is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, UK:

Name	Title with Baillie Gifford
Gavin Scott	Chief Investment Officer, Client Service Director, Partner
Andrew Keiller	Investment Specialist Director, Partner
Kathrin Hamilton	Client Service Director, Partner
Katherine Davidson	Director, Investment Manager
Adam Conn	Director. Head of Trading
Lyndsay Cooper	Director, Head of Data
Sarah McKechnie	Director, Chief Compliance Officer

Acadian Asset Management LLC

Acadian, headquartered at 260 Franklin Street, Boston, MA 02110 was approved by the Board to serve as a sub-advisor to the Optimum International Fund at the Meeting. Acadian is registered as an investment advisor with the SEC. As of September 30, 2025, Acadian’s total assets under management were approximately $166.4 billion.  The effective date for Acadian’s New Sub-Advisory Agreement is December 1, 2025.

Acadian is not affiliated with the Manager, and Acadian discharges its responsibilities subject to the oversight and supervision of the Manager. Acadian is compensated out of the fees that the Manager receives from the Optimum International Fund. There will be no increase in the advisory fees paid by the Optimum International Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to Acadian depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum International Fund’s assets allocated to Acadian by the Manager. In accordance with procedures adopted by the Board, Acadian may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

Acadian does not serve as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum International Fund.

The names and principal occupations of the principal executive officers and/or directors of Acadian are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with Acadian, is 260 Franklin Street, Boston, MA 02110:

Name	Title with Acadian
Kelly Young, CFA	Chief Executive Officer
Brendan Bradley, Ph.D	Executive Vice President, Chief Investment Officer
Alexandre Voitenok	Executive Vice President, Deputy Chief Investment Officer
Ted Noon	Executive Vice President, Chief Marketing Officer

PACIFIC INVESTMENT MANAGEMENT COMPANY

PIMCO, headquartered at 650 Newport Center Drive, Newport Beach, California 92660 was approved by the Board to serve as a sub-advisor to the Optimum Fixed Income Fund at the Meeting. PIMCO is registered as an investment advisor with the SEC. As of September 30, 2025, PIMCO’s total assets under management were approximately $2.20 trillion.  The effective date for PIMCO’s New Sub-Advisory Agreement is December 1, 2025.

PIMCO is not affiliated with the Manager, and PIMCO discharges its responsibilities subject to the oversight and supervision of the Manager. PIMCO is compensated out of the fees that the Manager receives from the Optimum Fixed Income Fund. There will be no increase in the advisory fees paid by the Optimum Fixed Income Fund to the Manager as a consequence of the implementation of the Sub-Advisory Agreement. The fees paid by the Manager to PIMCO depend upon the fee rates negotiated by the Manager and approved by the Board and on the percentage of the Optimum Fixed Income Fund’s assets allocated to PIMCO by the Manager. In accordance with procedures adopted by the Board, PIMCO may effect Fund portfolio transactions through an affiliated broker/dealer and the affiliated broker/dealer may receive brokerage commissions in connection therewith as permitted by applicable law.

PIMCO serves as an investment advisor or sub-advisor to other registered investment companies with similar investment objectives to the Optimum Fixed Income Fund. The fee schedules for those comparable accounts are listed below.

Type of Comparable Account	Effective Advisory Fee Rate (as a percentage of daily net assets)
Sub-advised 1940 Act Fund #1	0.25% flat fee
Sub-advised 1940 Act Fund #2	0.25% on first $1 billion 0.20% over $1 billion
Sub-advised 1940 Act Fund #3
0.25% on first $1 billion
0.20% over $1 billion
0.175% thereafter

If PIMCO is subadvising three or more 1940 Act portfolios and managing $5.5 billion or more in assets in core fixed income strategies, the following additional discount will apply:

	Combined AUM	Discount Factor
	First $2.5 billion	2.50%
	Next $2.5 billion	5.0%
	Next $2.5 billion	7.5%
	Excess over $7.5 billion	10.0%

The names and principal occupations of the principal executive officers and/or directors of September 30, 2025 are listed below. The address of each principal executive officer and/or director listed below, as it relates to the person’s position with PIMCO, is 650 Newport Center Drive, Newport Beach, California 92660:

Name	Title with PIMCO
Dan Ivascyn	Group CIO
Manny Roman	CEO
Sung-Hee Suh,	CLO, Global General Counsel
Nadia Zakir	CCO
Craig Dawson	Group COO
Robin Shanahan/Peter Strelow	Co-COO
John Kirkowski	CFO

THE SUB-ADVISORY AGREEMENTS

The Sub-Advisory Agreements were approved by the Board at the Meeting, which was called for the purpose of approving the Sub-Advisory Agreement for an initial term of two years. Thereafter, continuance of the Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees. The Sub-Advisory Agreements provide that they will terminate automatically in the event of their assignment.

The terms of the Sub-Advisory Agreement are substantially similar to the terms of the Funds’ prior sub-advisory agreements with the Sub-Advisors.

The Sub-Advisory Agreements for the Funds provides that the Sub-Advisors, among other duties, will make all investment decisions for its allocated portion of the Funds’ investment portfolio in accordance with the Funds’ investment objectives, policies, and restrictions. The Sub-Advisors, subject to the supervision of the Board and the Manager, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of its allocated portion of the Funds’ assets. The Sub-Advisors also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the Funds’ investment portfolio.

The Sub-Advisory Agreements provide for the Sub-Advisors to be compensated based on the average daily net assets of the Funds allocated to the Sub-Advisors. The Sub-Advisors are compensated from the fees that the Manager receives from the Funds.  The Sub-Advisors generally will pay all expenses it incurs in connection with its activities under the Sub-Advisory Agreements, other than the costs of the Funds’ portfolio securities and other investments.

The Sub-Advisory Agreements may be terminated without the payment of any penalty by: (i) the Manager or the Trust, at any time, without the payment of a penalty, on written notice to the Sub-Advisors of the Investment Manager’s or the Trust’s intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Funds, or (ii) the Sub-Advisors, on not less than sixty (60) days' written notice to the Manager and the Trust.

THE MANAGER’S RECOMMENDATION AND THE BOARD’S CONSIDERATIONS OF THE BOARD CONSIDERATION OF OPTIMUM FUND TRUST INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held June 18, 2025 (the “June 2025 Meeting”), the Board, including the non-interested or Independent Trustees, reviewed the proposed acquisition by Nomura of the equity interests in the US and European public investments business of Macquarie Asset Management (the “MAM Business”), including the Trust’s investment adviser, DMC, which is a series of Macquarie Investment Management Business Trust.  Management informed the Board that, on April 21, 2025, Nomura and Macquarie announced that they had entered into the Transaction.  Subject to applicable regulatory approvals and the satisfaction of certain other conditions, the Transaction was expected to close on or about October 31, 2025 (the “Closing”) with respect to Macquarie’s US public investments business with the possibility of a later closing for Macquarie’s European public investments business (in such case a “Split Closing”). Upon the Closing of the Transaction, each Fund’s investment advisory agreement and any sub-advisory agreements automatically terminated in accordance with their terms and applicable regulations.

Accordingly, as part of the Board’s review of the Transaction at the June 2025 Meeting, the Board, including the Independent Trustees, considered and unanimously approved the New Investment Advisory Agreement between DMC and the Trust, on behalf of each of the Funds. The Board also approved New Sub-Advisory Agreements for each of the unaffiliated, existing Sub-Advisors that will become effective after the Closing, and interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreement and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Board also determined to recommend that Fund shareholders approve the New Investment Advisory Agreement. As part of their evaluation and recommendation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.

Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a change of control event and result in the automatic termination of the Funds’ existing investment advisory agreement with DMC (the “Current Investment Advisory Agreement”) under such agreement’s terms.  The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the New Investment Advisory Agreement with DMC and thereafter to submit the New Investment Advisory Agreement to the Funds’ shareholders for approval.

At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements.  The New Investment Advisory Agreement, however, is still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

Prior to or at the June 2025 Meeting, the Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel about the Transaction in executive sessions prior to and during the June 2025 Meeting and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.

At in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction , and Nomura's role with respect to DMC.

In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:

•
They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

•	No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction;

•	There would not be any changes in the investment objectives or strategies of the Funds as a result of the Transaction;

•	Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and

•
Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees for a period of three years and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreement and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of the proposed New Investment Advisory Agreement, the Interim Advisory Agreements would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreement or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreement would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the New Investment Advisory Agreement (“Interim

Period”). The Interim Investment Advisory Agreement may also be terminated on 10 days written notice by the Board, The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies, or, except as discussed below, portfolio management personnel and that each Sub-Advisor, other than the Macquarie affiliated Sub-Advisors, would continue to manage their respective sleeve of a Fund pursuant to a New Sub-Advisory Agreement that would be substantially similar to its Current Sub-Advisory Agreement. Certain Macquarie portfolio management personnel currently providing sub-advisory services to the Optimum Fixed Income Fund may continue to do so after the Closing pursuant to a participating affiliate arrangement. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval pursuant to the Funds’ manager of managers exemptive relief, and that management proposed that the Board approve the New Sub-Advisory Agreements.

In approving each of the Proposed Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the terms of each Proposed Advisory Agreement are fair and reasonable, and that the approval of such Proposed Advisory Agreements is in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreement and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreement and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Optimum Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024.  The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.

Based on the information provided by DMC and Nomura, including that Nomura and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third parties providing operational services to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the Proposed Advisory Agreements. Moreover, the Board concluded that the Funds may benefit from the expanded distribution resources that would become available to DMC following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, it gave particular weight to its review of investment performance in connection with the approval of the Current Investment Advisory Agreement at the Board meeting held in September 2024. At that meeting, the Board reviewed reports for each Fund prepared by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), which showed the Fund’s investment performance as of June 30, 2024 in comparison to a group of funds selected by Broadridge as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 20% of funds in the Performance Universe made up the first quintile; the next 20% made up the second quintile; the next 20% made up the third quintile; the next 20% made up the fourth  quintile; and the poorest/worst performing 20% of funds in the Performance Universe made up the fifth quintile. Annualized investment performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods compared to that of the Performance Universe. In addition, the Board was provided with benchmark returns and gross performance returns for the Funds and each of their respective Sub-Advisors   for various calendar years and periods ended June 30, 2024. During the September 2024 review process, the Board observed that the relative investment performance of the Optimum Funds (other than the Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, and Optimum Large Cap Value Fund) was satisfactory or trending in a positive direction as compared to the Funds’ prior performance. For Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Value Fund, the Board noted changes to the third-party Sub-Advisors and other steps taken by DMC to improve performance were encouraging. For the Optimum Large Cap Value Fund, while the Board was not satisfied with performance relative to its peers, the Board found, on an overall basis, performance to be acceptable given the relative performance to its benchmark.

At its June 2025 Meeting, the Board reviewed updated investment performance information for each of the Funds. The Board compared the performance of each Fund in the complex to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended April 30, 2025. As of April 30, 2025, four of the Funds (Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund) had investment performance relative to that of the respective Performance Universe that was in the same performance quintile or a better quintile as compared to the corresponding relative investment performance for each Fund at June 30, 2024 for all applicable time periods (except for the 10-year performance quintile of Optimum Large Cap Growth Fund). The Optimum Small-Mid Cap Growth Fund had poorer relative investment performance at April 30, 2025 compared to its performance at June 30, 2024 for each time period, but the Fund still remained in the second best quintile for the 5-year period. At April 30, 2025, the Optimum Small-Mid Cap Value Fund had investment performance relative to that of its Performance Universe that was in the same performance quintile as compared to the corresponding relative investment performance at June 30, 2024 for three of the four applicable time periods and only  had poorer relative investment performance for the 3-year period at April 30, 2025 compared to that at June 30, 2024. The Board also noted that one of the Sub-Advisors for the Optimum Small-Mid Cap Value Fund has been replaced approximately one-year ago and acknowledged this step taken by DMC to seek to improve the Fund’s performance

The Board therefore concluded that the investment performance of the Funds on an aggregate basis had remained relatively stable since the Board reviewed the Funds’ performance at the September 2024 meeting. In addition, the Board noted that DMC had provided a presentation to the Board at the June 2025 Meeting regarding its review of the current Fund product lineup and evaluating whether enhancements could be made to the Funds to better position them moving forward. Based on this performance data and information provided by DMC and Nomura, the Board concluded that neither the Transaction, the New Investment Advisory Agreement nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be acceptable along with the steps recently taken by DMC or being evaluated to improve the performance in the future, (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

Comparative Expenses. At its June 2025 Meeting, the Board also evaluated expense comparison data for the Funds previously considered in September 2024. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on a comparative analysis provided by Broadridge of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of other multi-advised institutional funds (the “Expense Universe”). In reviewing comparative costs, each Fund’s actual total expenses (taking into account fee waivers) and the actual management fees incurred by the Fund were compared with the actual total expenses and actual management fees (as reported by each fund) of other funds within the Expense Universe, taking into account any applicable breakpoints and fee limitations. The Board also considered fees paid to DIFSC for non-management services. According to the Broadridge reports furnished for the September 2024 meeting, the actual total expenses were in the quintile having the second highest expenses for Optimum Fixed Income Fund, Optimum Large Cap Value Fund and Optimum Small Mid-Cap Value Fund versus their respective Expense Universe and in the highest expense quintile for Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Small Mid-Cap Growth Fund versus their respective Expense Universes. The actual investment management fees were in the middle quintile for the Optimum Fixed Income Fund, Optimum International Fund and Optimum Large Cap Value Fund, in the second highest expense quintile for Optimum Small-Mid Cap Value Fund and Optimum Large Cap Growth Fund and in the highest expense quintile for the Optimum Small-Mid Cap Growth Fund versus their respective Broadridge Expense Universe. At the meeting held in September 2024, the Board noted the then recent fee restructuring and conversations with DMC in this regard and ultimately found that the expense structure of the Funds was acceptable. At the June 2025 Meeting, DMC advised the Board that the more recent comparative total expenses for the Funds that was provided by Broadridge for the updated period through April 30, 2025 remained generally consistent with the previous review in September 2024. DMC also reported that the Funds’ actual investment management fees had generally gone up for the period through April 30, 2025 but that DMC’s projected total expense waiver budget for the Funds was increasing by approximately 35% for the upcoming contractual expense limitation one-year period from July 2025 – 2026. Consequently, the Trustees concluded that expense structure of the Funds continued to be acceptable.

Based on the foregoing expense data and information provided by DMC and Nomura, the Board concluded that neither the Transaction, the New Investment Advisory Agreement nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same, (ii) the Board was assured by DMC that they had no current intention to change DMC’s existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.

Management Profitability. At its June 2025 Meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its September 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board found that the management fees charged under the Current Investment Advisory Agreement were reasonable in light of the services rendered and the level of profitability of DMC. At the June 2025 Meeting, Nomura and DMC advised the Boards that DMC did not expect the Transaction to affect materially the profitability of DMC compared to the level of profitability considered during the September 2024 review because Nomura advised the Board that the methodology followed in allocating costs for the purpose of determining profitability will remain substantially the same following the Closing, and because services and costs were expected to be substantially the same.

The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreement.

Based on information provided by DMC and Nomura, the Board concluded that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreement as is the case under the Current Investment Advisory Agreement. The Board also concluded that Nomura had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreement would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC. The Board further concluded that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from potential fall-out benefits derived or to be derived by DMC and its affiliates or the third-party Sub-Advisors in connection with their relationship to the Funds, such as the fees received for non-investment management services provided to the Funds by certain affiliates of DMC, soft dollar arrangements, and commissions paid to affiliated broker-dealers. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.

The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.

Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received and reviewed information from Nomura concerning its financial condition to demonstrate its ability to support DMC’s advisory business after the Closing. Based on this review, the Board concluded that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.

Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered favorably Nomura’s statement that it had no current intention to change the executive, administrative, investment, or support staff of DMC in any significant way as a result of the Transaction. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.

The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Nomura, the Board concluded that Nomura’s acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

The Board noted that DMC and certain Sub-Advisors have placed brokerage transactions with broker/dealer affiliates of Nomura in the past and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States. Consequently, the Board determined to have DMC report to them regularly to monitor any brokerage transactions with Nomura affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 under the 1940 Act for offerings in which a Nomura affiliate is a member of the underwriting syndicate.

Conclusion. The Independent Trustees deliberated in executive session; the entire Board, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under the New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in September 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura had no present intention to cause DMC to alter any contractual expense limitations or reimbursements currently in effect for the Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.

In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.

Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

GENERAL INFORMATION
Distributor

The Funds’ distributor, Delaware Distributors, L.P. (“Distributor”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated December 1, 2025. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the retail class shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of Nomura Asset Management International Inc., and, therefore, of Nomura. The Distributor has agreed to use its best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contracting the Distributor or the Trust. The Distributor also serves as the national distributor for the Nomura Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent, Administrator, and Fund Accountant

Delaware Investments Fund Services Company (“DIFSC”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the Trust’s shareholder servicing, dividend disbursing, and transfer agent. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. Additionally, DIFSC manages the process for the payment of dividends and distributions and the dissemination of Fund net asset values and performance data.  DIFSC is an affiliate of the Manager, and is an indirect subsidiary of Nomura Asset Management International Inc. and, therefore, of Nomura.

The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ net asset value and providing financial reporting information, regulatory compliance testing and other related accounting services.

Payments to Affiliated Brokers

During the last fiscal year, the Funds did not pay any commissions to affiliated brokers.

Shares Outstanding

The table in Exhibit D shows the number of shares outstanding as of the Record Date for each class of the Funds.

Record of Beneficial Ownership

As of Record Date, the shareholders holding 5% or more of the total outstanding shares of any Class of shares of each Fund are described in Exhibit E. As of the Record Date, the Manager believes that the Funds’ officers and Trustees directly owned less than 1% of the outstanding shares of each Class of each Fund.

Householding

Only one copy of the Notice may be mailed to households, even if more than one person in a household is a shareholder of record of a Fund as of the Record Date, unless the Trust has received instructions to the contrary. Additional copies of the Notice or copies of the Joint Information Statement may be obtained, without charge, by contacting your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent toll free at 800 914-0278. If you do not want the mailing of the Notice or the Joint Information Statement, as applicable, to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary or, if you own Fund shares directly through the Fund’s service agent, by calling the Fund’s service agent.

Financial Information

Shareholders can obtain a copy of each Fund’s most recent Annual and Semiannual Reports, without charge, by contacting their participating securities dealer or other applicable financial intermediary or, if a shareholder owns Fund shares directly through the Fund's service agent, by calling the Fund’s service agent toll free at 800 914-0278.

EXHIBIT A
MANAGEMENT FEE SCHEDULE

As compensation for services rendered under the New Investment Advisory Agreement, the Manager is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of the Funds:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Optimum Large Cap Growth Fund
0.7500% of assets up to $500 million
0.7000% of assets from $500 million to $1 billion
0.6500% of assets from $1 billion to $1.5 billion
0.6250% of assets from $1.5 billion to $2 billion
0.6000% of assets from $2 billion to $2.5 billion
0.5750% of assets from $2.5 billion to $5 billion
0.5500% of assets over $5 billion

Optimum Large Cap Value Fund
0.7000% of assets up to $500 million
0.6500% of assets from $500 million to $1 billion
0.6000% of assets from $1 billion to $1.5 billion
0.5750% of assets from $1.5 billion to $2 billion
0.5500% of assets from $2 billion to $2.5 billion
0.5250% of assets from $2.5 billion to $5 billion
0.5000% of assets over $5 billion

Optimum Small-Mid Cap Growth Fund
1.0000% of assets up to $500 million
0.9000% of assets from $500 million to $750 million
0.8000% of assets from $750 million to $1 billion
0.7500% of assets from $1 billion to $1.5 billion
0.7000% of assets over $1.5 billion

Optimum Small-Mid Cap Value Fund
0.9000% of assets up to $500 million
0.8000% of assets from $500 million to $750 million
0.7500% of assets from $750 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6500% of assets over $1.5 billion

Optimum International Fund
0.7500% of assets up to $500 million
0.7150% of assets from $500 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6750% of assets from $1.5 billion to $2 billion
0.6500% of assets from $2 billion to $2.5 billion
0.6000% of assets over $2.5 billion

Optimum Fixed Income Fund
0.6000% of assets up to $500 million
0.5500% of assets from $500 million to $1 billion
0.5000% of assets from $1 billion to $1.5 billion
0.4500% of assets from $1.5 billion to $2 billion
0.4250% of assets from $2 billion to 2.5 billion
0.4000% of assets from $2.5 billion to $5 billion
0.3750% of assets over $5 billion

EXHIBIT B
MANAGEMENT FEES PAID

During the fiscal year ended March 31, 2025, the Fund paid the following investment management fees to the Manager:

Fund	Management Fees Paid
Optimum Large Cap Growth Fund	$13,871,908 earned $13,776,111 paid $95,797 waived
Optimum Large Cap Value Fund	$11,799,503 earned $11,606,072 paid $193,431 waived
Optimum Small-Mid Cap Growth Fund	$7,183,700 earned $6,871,218 paid $312,482 waived
Optimum Small-Mid Cap Value Fund	$5,988,862 earned $5,404,935 paid $583,927 waived
Optimum International Fund	$5,975,814 earned $5,975,814 paid $0 waived
Optimum Fixed Income Fund	$13,394,869 earned $13,394,869 paid $0 waived

EXHIBIT C
SUB-ADVISORY FEE SCHEDULE AND FEES PAID

Pursuant to the terms of the Sub-Advisory Agreements, the investment sub-advisory fees are paid by the Manager to the Sub-Advisors that are not affiliated persons of the Manager as a percentage of the average daily net assets of a given Fund managed by such Sub-advisor. For the past three fiscal years, the Manager paid the Sub-advisors the following investment sub-advisory fees (shown on an aggregated abasis per Fund):

Fund	Sub-Advisory fees for fiscal year ended March 31, 2025	Annualized Sub-Advisory Fees as a percentage of average daily net assets for fiscal year ended March 31, 2025
Optimum Large Cap Growth Fund	$4,197,572	0.21%
Optimum Large Cap Value Fund	$5,459,291	0.29%
Optimum Small-Mid Cap Growth Fund	$3,503,235	0.48%
Optimum Small-Mid Cap Value Fund	$2,811,119	0.42%
Optimum International Fund	$3,203,960	0.39%
Optimum Fixed Income Fund	$3,183,171	0.12%

The Manager has paid Macquarie Investment Management Europe Limited (“MIMEL”) the following investment sub-advisory fees during the fiscal year ended March 31, 2025 (shown on an aggregated basis):
Fund	Sub-Advisory fees for fiscal year ended March 31, 2025	Annualized Sub-Advisory Fees as a percentage of average daily net assets for fiscal year ended March 31, 2025
Optimum Fixed Income Fund	$9,794	0.00%

EXHIBIT D
NUMBER OF SHARES OF THE FUND OUTSTANDING
As of the Record Date

Fund	Shares Outstanding
Optimum Large Cap Growth Fund	Class A: 1,962,230.424 Class C: 28,603.109 Institutional: 72,477,872.988 Total: 74,468,706.521
Optimum Large Cap Value Fund	Class A: 1,886,941.398 Class C: 11,386.843 Institutional: 90,940,325.047 Total: 92,838,653.288
Optimum Small-Mid Cap Growth Fund	Class A: 439,059.449 Class C: 11,870.194 Institutional: 47,749,781.521 Total: 48,200,711.164
Optimum Small-Mid Cap Value Fund	Class A: 340,059.685 Class C: 4,561.182 Institutional: 40,533,426.663 Total: 40,878,047.530
Optimum International Fund	Class A: 710,569.851 Class C: 16,186.379 Institutional: 62,973,124.387 Total: 63,699,880.617
Optimum Fixed Income Fund	Class A: 3,790,783.755 Class C: 12,606.875 Institutional: 314,419,509.421 Total: 318,222,900.051

EXHIBIT E
As of the Record Date, the Manager believes the following shareholders held of record 5% or more of the outstanding shares of each Class of each Fund. The Manager does not have knowledge of beneficial owners.
Fund/Class	Name and Address of Account	Percentage
OPTIMUM LARGE CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	86.06%
OPTIMUM LARGE CAP GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	79.44%
OPTIMUM LARGE CAP GROWTH FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	7.27%
OPTIMUM LARGE CAP GROWTH FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6.61%
OPTIMUM LARGE CAP GROWTH FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.78%

OPTIMUM LARGE CAP VALUE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	87.45%
OPTIMUM LARGE CAP VALUE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	8.94%
OPTIMUM LARGE CAP VALUE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	84.63%
OPTIMUM LARGE CAP VALUE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.05%
OPTIMUM SMALL-MID CAP GROWTH FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	89.24%
OPTIMUM SMALL-MID CAP GROWTH FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	65.01%

OPTIMUM SMALL-MID CAP GROWTH FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	27.14%
OPTIMUM SMALL-MID CAP GROWTH FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.28%
OPTIMUM SMALL-MID CAP VALUE FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	91.33%
OPTIMUM SMALL-MID CAP VALUE FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	5.20%
OPTIMUM SMALL-MID CAP VALUE FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	62.64%
OPTIMUM SMALL-MID CAP VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	32.09%

OPTIMUM SMALL-MID CAP VALUE FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.41%
OPTIMUM INTERNATIONAL FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	91.90%
OPTIMUM INTERNATIONAL FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	89.08%
OPTIMUM INTERNATIONAL FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	5.49%
OPTIMUM INTERNATIONAL FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.64%
OPTIMUM FIXED INCOME FUND CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	93.44%

OPTIMUM FIXED INCOME FUND CLASS C	AMERICAN ENTERPRISE INV SVCS 901 SOUTH 3RD AVENUE MINNEAPOLIS, MN 55402	21.64%
OPTIMUM FIXED INCOME FUND CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	64.30%
OPTIMUM FIXED INCOME FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	13.06%
OPTIMUM FIXED INCOME FUND INSTITUTIONAL CLASS	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	98.97%

OPTIMUM FUND TRUST
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

100 Independence
610 Market Street
Philadelphia, PA 19106-2354
NOTICE OF INTERNET AVAILABILITY
OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the Internet or by mail relating to Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, Optimum Small-Mid Cap Value Fund, Optimum International Fund, and Optimum Fixed Income Fund (each a “Fund” and together the “Funds”), each a series of the Optimum Fund Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement, available online at optimummutualfunds.com/literature.

The Joint Information Statement details the approval of new sub-advisory agreements with each of American Century Investment Management, Inc., Los Angeles Capital Management, LLC, Massachusetts Financial Services Company, Great Lakes Advisors, LLC, Principal Global Investors, LLC, Peregrine Capital Management, LLC, LSV Asset Management, Wellington Management Company LLP, Baillie Gifford Overseas Limited, Acadian Asset Management LLC, and Pacific Investment Management Company (each a “Sub-Advisor,” and together the “Sub-Advisors”) as sub-advisors to the Funds. The sub-advisory agreements became necessary due to Nomura Holding Inc.’s acquisition (the “Transaction”) of the U.S. and European public asset management business of Macquarie Group Ltd., which included Delaware Management Company (the "Manager"), a series of Nomura Investment Management Business Trust, and which, under the Investment Company Act of 1940, resulted in the automatic termination of the Manager’s then existing advisory agreement with the Trust and the Sub-Advisors’ then existing sub-advisory agreements with the Manager and the Funds. The Sub-Advisors’ new sub-advisory agreements became effective December 1, 2025, which is the effective date of the closing of the Transaction. A more detailed description of each Sub-Advisor and its investment operations, information about the sub-advisory agreement, and the reasons the Board of Trustees (the “Board”) of the Trust approved the Sub-Advisors as sub-advisors, are included in the Joint Information Statement.

The Manager is the investment manager to the Funds. The Manager employs a “manager of managers” arrangement in managing the assets of the Trust. In connection therewith, the Trust and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC Order”), which permits the Manager, with the approval of the Board, to hire, terminate, or replace sub-advisors who are affiliated or unaffiliated with the Trust or the Manager, and to enter into and modify material terms and conditions of the related sub-advisory agreement without shareholder approval.

Pursuant to the SEC Order, this Notice of Internet Availability of Information Statement is being mailed beginning on or about December 8, 2025 to shareholders of record of the Funds as of December 3, 2025. The Joint Information Statement is being made available on the Funds’ website at optimummutualfunds.com/literature on or about December 8, 2025 until at least May 8, 2026. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting your financial intermediary or calling 800 914-0278.

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